UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 8, 2014

AIRGAS, INC.
______________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-9344	56-0732648
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

259 North Radnor-Chester Road, Suite 100
Radnor, PA 19087-5283
_________________________________________
(Address of principal executive offices)

Registrant's telephone number, including area code: (610) 687-5253

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Effective as of April 8, 2014, the Board of Directors of Airgas, Inc. (the "Company") amended Article XI of its By-Laws to add a provision declaring that the exclusive forum for certain enumerated actions, proceedings, or claims on behalf of the Company or against the Company or any of its directors or officers or other employees shall be a state court located within the State of Delaware (or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware).
The foregoing description of the Company's By-Laws is not complete and is qualified in its entirety by reference to the text of the By-Laws of the Company, as amended through April 8, 2014, attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	None

(b)	None

(c)	None

(d)	Exhibits.
Exhibit 3.1     By-Laws of Airgas, Inc., as amended through April 8, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Airgas, Inc.
(Registrant)

BY:    /s/ Thomas M. Smyth
Thomas M. Smyth
Vice President and Controller
(Principal Accounting Officer)

Date: April 11, 2014

Exhibit Index

Exhibit 3.1        By-Laws of Airgas, Inc., as amended through April 8, 2014